Execution Version
VOTING AND SUPPORT AGREEMENT
THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of July 27, 2022, by and among RealNetworks, Inc., a Washington corporation (the “Company”), Greater Heights LLC, a Washington limited liability company (“Parent”), and each Person identified on Exhibit A attached hereto (collectively, the “Shareholders” and each a “Shareholder”).
WITNESSETH:
WHEREAS, the Company, Parent, Greater Heights Acquisition LLC, a Washington limited liability company and wholly owned Subsidiary of Parent (“Merger Sub”), and exclusively for limited purposes thereunder, Robert Glaser, an individual resident of Washington, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company, with the Merger Sub continuing as the surviving company of such merger (the “Merger”), pursuant to which each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than Canceled Shares, will automatically be converted into the right to receive the consideration set forth in the Merger Agreement, subject to the terms and conditions set forth therein;
WHEREAS, as of the date hereof, each Shareholder has Beneficial Ownership of the number of Shares (as defined below) set forth opposite such Shareholder’s name on Exhibit A attached hereto, such Shares being all of the Shares beneficially owned by such Shareholder as of the date hereof (such Shareholder’s “Owned Shares”, and together with any additional Shares that such Shareholder may acquire Beneficial Ownership of after the date hereof, such Shareholder’s “Covered Shares”);
WHEREAS, as a condition and inducement to the willingness of Parent, Merger Sub and the Company to enter into the Merger Agreement, each Shareholder has agreed to enter into this Agreement with respect to its Covered Shares; and
WHEREAS, Parent and the Company desire that the Shareholders agree, and the Shareholders each hereby agree, on the terms and subject to the conditions set forth herein, to undertake the obligations set forth herein, including to vote, or consent to, all of the Covered Shares in a manner so as to facilitate the consummation of the Merger and the related transactions contemplated by the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:
(a)“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any agreement, Contract, arrangement, understanding, relationship or otherwise, (i) is the record owner of such security, (ii) has or shares voting power which includes the power to vote, or to direct the voting of, such security, and/or (iii) has or shares investment power which includes the power to dispose, or to direct the disposition, of such security, and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided, that, the following will also be deemed to be having beneficial ownership of or an acquisition of beneficial ownership of securities for purposes of this Agreement: having the right to acquire securities pursuant to any agreement, Contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing); provided, however, that for purposes hereof, no Shareholder shall be deemed to have beneficial ownership of (i) unexercised Company Stock Options that are “out-of-the-money” with respect to the Merger Consideration at the time of any such determination or (ii) unvested Company RSUs. The terms “beneficially own”, “beneficially owned” and “beneficial owner” shall have a correlative meaning.
(b)“Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger shall become consummated in accordance with the terms and provisions of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with Article VII of the Merger Agreement and (iii) the termination of this Agreement by the mutual written consent of the parties.
(c)“Shares” shall mean (i) all shares of Company Common Stock, (ii) all rights, warrants or options to acquire, and securities convertible into or exchangeable for shares of, Company Common Stock and (iii) all additional shares of Company Common Stock (and all additional rights, warrants or options to acquire, and securities convertible into or exchangeable for shares of, Company Common Stock) of which such Shareholder acquires Beneficial Ownership after the date of this Agreement through the Expiration Date, including upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, distribution, split-up or combination of the securities of the Company or upon any other change in the Company’s capital structure.
(d)“Transfer” shall mean, with respect to a Covered Share, to directly or indirectly (i) sell, pledge, encumber, exchange, assign, grant an option with respect to, transfer, tender or otherwise dispose of such Covered Share or any interest in such Covered Share (including by merger, by testamentary disposition, by gift, by operation of Law or otherwise), (ii) enter into any Contract providing for the sale of, pledge of, encumbrance of, exchange of, assignment of, grant of an option with respect to, transfer, tender of or other disposition of such Covered Share or any interest therein (including by merger, by testamentary disposition, by gift, by operation of Law or otherwise), (iii) grant or permit the grant of any proxy (other than as contemplated by Section 3), power-of-attorney or other authorization or consent or execute any written consent in or with respect to any or all of the Covered Shares (other than any written consent executed in accordance with this Agreement), (iv) create or permit to exist any Liens, other than Liens arising under or imposed by applicable Law or pursuant to this Agreement, the Merger Agreement (or the transactions contemplated by the Merger Agreement) or any Permitted Transfer, (v) enter into, renew or maintain any put equivalent position (as defined in Rule 16a-1 under the Exchange Act) for the purpose of hedging economic exposure to such Covered Share, (vi) deposit such Covered Share into a voting trust, enter into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Share or grant any proxy or power of attorney (other than this Agreement) with respect to such Covered Share, or (vii) agree or commit to take any of the actions referred to in the foregoing clauses (i) through (vi).
2.Transfer Restrictions.
(e)From the date hereof until the Expiration Date, no Shareholder shall Transfer (or cause or permit the Transfer of) any of such Shareholder’s Covered Shares or any rights to acquire any equity securities or equity interests of the Company, or enter into any Contract or agreement relating thereto, except (i) with Parent’s and the Company’s prior written consent or (ii) Transfers between the Shareholders or entities under their control and Transfers between accounts holding the Shares or new accounts established and actually held and controlled by the Shareholders (so long as, for the avoidance of doubt, such Transfers do not reduce the aggregate Beneficial Ownership of the transferring Shareholder); provided, that in the case of clause (ii), if such Transfer is to an entity under the control of such Shareholder, such Shareholder shall cause such entity, at the time of and as a condition to such Transfer, to execute and deliver to Parent and the Company a joinder to this Agreement (in form and substance reasonably acceptable to Parent and the Company) providing that such transferee shall agree to be bound as a Shareholder under this Agreement (each such exception set forth in the foregoing clauses (i) and (ii), a “Permitted Transfer”). Any Transfer (other than a Permitted Transfer) of Shares in breach or violation of this Agreement shall be void and of no force or effect.
(f)In the event that any Shareholder acquires Beneficial Ownership of Shares (or any right or interest therein) after the execution of this Agreement, such Shareholder shall promptly deliver to Parent and the Company a written notice indicating the number of such Shares (or right or interest therein) acquired or received, and the number of Shares held by such Shareholder set forth on Exhibit A hereto will be deemed amended accordingly and such Shares (or right or interest therein) shall automatically become Covered Shares subject to the terms of this Agreement. Each Shareholder agrees to cause any of its Affiliates that acquires any Shares on or after the date hereof to execute and deliver to Parent and the Company a joinder to this Agreement (in form and substance reasonably acceptable to Parent and the Company) providing that such Affiliate shall agree to be bound as a Shareholder under this Agreement with respect to such Shares to the same extent such Shares would be Covered Shares under this Agreement had they been acquired by such Shareholder.
3.Agreement to Vote Shares. At every meeting of the shareholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Company, each Shareholder (in such Shareholder’s capacity as such) unconditionally and irrevocably agrees to, or to cause the holder of record on any applicable record date to, (x) appear at such meeting or otherwise cause all of such Shareholder’s Covered Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by proxy or written consent, if applicable) all of such Shareholder’s Covered Shares entitled to vote or act by written consent, as the case may be:
(g)in favor of the approval of the Merger Agreement, the Merger and any other matters presented or proposed as to approval of the Merger or any part or aspect thereof or the other transactions contemplated by the Merger Agreement;

(h)in favor of the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement and the Merger on the date on which such meeting is held;
(i)against approval of a Takeover Proposal, Company Acquisition Agreement or any proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action, made in opposition to, in competition with, or inconsistent with the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement that would reasonably be expected to impede, frustrate, interfere with, delay, postpone, prevent or adversely affect the consummation of the Merger or the other transactions contemplated by the Merger Agreement;
(j)against any action, proposal, transaction or agreement that would or would be reasonably expected to (i) result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Agreement contained in the Merger Agreement, or of such Shareholder contained in this Agreement, or (ii) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled; and
(k)in favor of any other matter or action necessary or appropriate to or in furtherance of the approval and adoption of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement.
4.No Adverse Act. Each Shareholder agrees that prior to the Expiration Date, except as expressly provided or permitted by this Agreement, the Shareholder shall not, and shall cause its Affiliates not to, directly or indirectly, (a) enter into any agreement, option or other arrangement or understanding (including any profit sharing arrangement) with respect to any of the Covered Shares or any interest therein, (b) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of Section 3 or this Section 4, or (c) take or permit any other action that would in any way (i) restrict, limit or interfere with the performance of such Shareholder’s obligations hereunder, (ii) make any representation or warranty of such Shareholder herein untrue or incorrect (except in the case of Section 7(c) for Permitted Transfers) or (iii) otherwise restrict, limit, interfere, prevent or disable such Shareholder from performing its obligations under this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby. Each Shareholder agrees that such Shareholder will not, and will cause its Affiliates not to, bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any Legal Action, in law or in equity, in any court or before any Governmental Entity which (x) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement or (y) alleges that the execution and delivery of this Agreement by such Shareholder, either alone or together with any other voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Special Committee and the Company Board, breaches any fiduciary duty of the Special Committee or Company Board or any members thereof.
5.Waiver of Appraisal Rights and Certain Other Actions.
(l)To the fullest extent permitted by Law, each Shareholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent (or any similar rights) in connection with the Merger Agreement and the Merger that such Shareholder may have by virtue of ownership of the Covered Shares or otherwise.

(m)Each Shareholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any Legal Action, derivative or otherwise, against Parent, the Company, or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing); or (b) to the fullest extent permitted under Law, alleging a breach of any duty of the Special Committee, the Company Board or Parent in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby.
6.Irrevocable Proxy.
(n)Each Shareholder irrevocably grants to, and appoints, Parent, and any individual designated in writing by Parent, and each of them individually, as such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote the Covered Shares, or grant a consent or approval in respect of the Covered Shares, in accordance with Section 3.
(o)Each Shareholder hereby represents that any proxies heretofore given in respect of the Covered Shares, if any, are revocable, and hereby revokes such proxies.
(p)Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 6 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest in consideration of the Company entering into this Agreement and the Merger Agreement and may be revoked only under the circumstances set forth in the last sentence of Section 6(d). If during the term of this Agreement for any reason the proxy granted herein is not irrevocable, then such Shareholder agrees that it shall vote its Shares in accordance with Section 3 above as instructed by Parent in writing.  Each Shareholder hereby ratifies and confirms that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with applicable Law.
(q)Notwithstanding the foregoing, the proxy and appointment granted hereby shall be automatically revoked, without any action by the Shareholders, upon the Expiration Date. Parent may also terminate any proxy granted pursuant to this Section 6 at any time at its sole discretion by written notice to the Shareholders.
7.Representations and Warranties of the Shareholders. Each Shareholder hereby represents and warrants, jointly and severally, to Parent and the Company as follows:
(r)Power; Organization; Binding Agreement. Such Shareholder has full power and authority to execute and deliver this Agreement (including the irrevocable proxy granted pursuant to Section 6), to perform the Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. If not a natural person, such Shareholder is duly organized, validly existing and in good standing (or equivalent) under the laws of its jurisdiction of formation. This Agreement has been duly executed and delivered by such Shareholder and, assuming this Agreement constitutes a valid and binding obligation of the Company and Parent, constitutes a valid and binding obligation of such Shareholder, enforceable against the Shareholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting creditors’ rights generally and general principles of equity.
(s)Ownership of Shares. Such Shareholder (i) is the sole Beneficial Owner of the Shares set forth opposite such Shareholder’s name on Exhibit A, all of which are free and clear of any Liens (other than Permitted Liens) and (ii) no Person has a right to acquire any of the Shares held by such Shareholder.
(t)Voting Power. Such Shareholder has sole voting power, power of disposition, power to issue instructions with respect to the matters set forth herein, and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the Shares held by such Shareholder, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and those arising under the terms of this Agreement.
(u)Reliance by Company. Such Shareholder understands and acknowledges that Parent, Merger Sub and the Company are entering into the Merger Agreement in reliance upon such Shareholder’s execution, and delivery of this Agreement and the performance of such Shareholder’s obligations hereunder.
(v)No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement by such Shareholder, and the consummation by such Shareholder of the transactions contemplated hereby, do not and will not (i) conflict with or violate any Law that is applicable to such Shareholder or by which any of its assets or properties is subject or bound, (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in a right of payment or loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contract or (iii) if such Shareholder is not a natural person, conflict with or violate the certificate of incorporation, bylaws, operating agreement, limited partnership agreement or any equivalent organizational or governing documents of such Shareholder. The execution, delivery and performance by such Shareholder of this Agreement, and the consummation by the Shareholder of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Entity.
(w)No Finder. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission payable by the Company or any of its Subsidiaries in connection with this Agreement based upon arrangements made by or on behalf of such Shareholder in its capacity as a shareholder of the Company.
(x)Litigation. There are no Legal Actions pending or, to the knowledge of such Shareholder, threatened against such Shareholder or any of its Affiliates, or any Order to which such Shareholder or any of its Affiliates is subject, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to (i) impair or adversely affect the ability of such Shareholder to perform its obligations under this Agreement or (ii) prevent or materially delay or adversely affect the consummation of the Merger.

8.Appropriate Action; Consents; Filings. Each Shareholder agrees that the obligations and duties of Parent and the Company in Section 5.08 of the Merger Agreement shall apply to such Shareholder, mutatis mutandis, including the obligation to use each of their respective reasonable best efforts to consummate the Merger and the other transactions contemplated by the Merger Agreement and to cause the conditions set forth in Article VI of the Merger Agreement to be satisfied.
9.Information. Each Shareholder hereby agrees that it shall promptly (a) furnish to Parent and the Company any information that Parent or the Company may reasonably request for the preparation of any such announcement or disclosure and (b) notify Parent and the Company of any required corrections with respect to any information supplied by it for use in any such announcement or disclosure, if and to the extent that any such information contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
10.Disclosure. Each Shareholder shall permit Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, including the Proxy Statement and Schedule 13E-3, and any press release or other disclosure document that Parent and the Company determine to be necessary or desirable in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, this Agreement and such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement. Each Shareholder shall not, and shall cause its Affiliates and representatives not to, make any press release, public announcement or other public communication with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, without the prior written consent of Parent and the Company.
11.No Ownership Interest. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Covered Shares shall remain vested in and belong to the Shareholders.
12.Further Assurances. Subject to the terms and conditions of this Agreement, upon request of Parent or the Company, each Shareholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Shareholder’s obligations under this Agreement.
13.Termination. This Agreement (including the irrevocable proxy granted pursuant to Section 6), and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 13 or elsewhere in this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any willful or intentional breach of this Agreement prior to such termination.
14.No Agreement as Director or Officer. No Shareholder makes any agreement or understanding in this Agreement in such Shareholder’s capacity as a director or officer of the Company or any of its Subsidiaries (if such Shareholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by such Shareholder in such Shareholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict such Shareholder from exercising Shareholder’s fiduciary duties as an officer or director to the Company or its shareholders.
15.Miscellaneous.
(y)Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.
(z)Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties. Any assignment or transfer in violation of the preceding sentence shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
(aa)Amendments; Waiver. Subject to applicable Law, this Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. No waiver of any of the provisions of this Agreement shall be effective unless it is in writing signed by the party making such waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
(ab)Specific Performance; Effect of Breach Under Merger Agreement.
(i)The parties agree that irreparable damage to Parent and the Company would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. Accordingly, the parties acknowledge and agree that Parent and the Company shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.
(ii)Each of the parties agrees that, (i) the seeking of remedies by Parent or the Company pursuant to this Section 15(d) shall not in any way constitute a waiver by any party seeking such remedies of its right to seek any other form of relief that may be available to it under this Agreement, including in the event that the remedies provided for in this Section 15(d) are not available or otherwise are not granted and (ii) no party shall require the other to post any bond or other security as a condition to institute any Legal Action for specific performance under this Section 15(d).
(iii)Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge and agree that no breach of any representation or warranty contained in this Agreement shall give rise to the failure of any condition to the Merger to be satisfied or the right of any party to terminate the Merger Agreement.

(ac)Notices. All notices or other communications required or permitted hereunder shall be in writing, shall be sent by email of a .pdf attachment (providing confirmation of transmission), by reliable overnight delivery service (with proof of service) or by hand delivery, and shall be deemed to have been duly given (i) when delivered if delivered in Person or when sent if sent by email (provided, that read receipt or delivery confirmation of receipt of the email or telephonic confirmation of email is obtained), (ii) on the third (3rd) Business Day after dispatch by registered or certified mail or (iii) on the next Business Day if transmitted by national overnight courier, in each case as follows (or at such other address for a party as shall be specified by like notice):

If to Parent or Merger Sub, to:	Greater Heights LLC 1724 Howell Place Seattle, Washington 98122 Attention: Robert Glaser Email: [redacted]
with a copy (which will not constitute notice to Parent or Merger Sub) to:	DLA Piper LLP (US) 701 Fifth Avenue Suite 6900 Seattle, Washington 98104 Attention: Trent Dykes and Andrew Ledbetter Email: trent.dykes@us.dlapiper.com and andrew.ledbetter@us.dlapiper.com
If to the Company or the Special Committee, to:	c/o RealNetworks, Inc. 1501 1st Avenue S., Suite 600 Seattle, WA 98134 Attention: Special Committee of the Board of Directors: Bruce Jaffe and Erik Prusch Email: [redacted]
with a copy (which will not constitute notice to the Company) to:	King & Spalding LLP 110 N Wacker Drive Suite 3800 Chicago, Illinois 60606 Attention: Timothy FitzSimons Email: tfitzsimons@kslaw.com

(ad)No Third-Party Beneficiaries. The parties hereto agree that their respective representations, warranties and covenants (if any) set forth in this Agreement are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder.
(ae)Governing Law. This Agreement, and all Legal Actions (whether based on contract, tort, or statute) arising out of, relating to, or in connection with this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Washington without giving effect to any choice or conflict of law provision or rule (whether of the

State of Washington or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Washington.
(af)Consent to Jurisdiction; Waiver of Jury Trial.
(i)Each of the parties irrevocably agrees that any Legal Action arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined exclusively in any state or federal court within the State of Washington. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of such Washington courts for itself and with respect to its property, generally and unconditionally, with regard to any such Legal Action arising out of or relating to this Agreement. Each of the parties agrees not to commence any Legal Action relating thereto except in the courts described above in Washington, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Washington as described in this Agreement. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process, and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Legal Action arising out of or relating to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the courts in the State of Washington, as described in this Agreement, for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Legal Action in any such court is brought in an inconvenient forum, (B) the venue of such Legal Action is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts.
(ii)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (III) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(h)(II).
(ag)Entire Agreement. This Agreement and the documents and instruments and other agreements contemplated herein constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter of this Agreement.
(ah)Mutual Drafting; Interpretation. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa. As used in this Agreement, the words “include” and “including,” and words of similar meaning, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and the Exhibits to this Agreement. The term “or” shall not be deemed to be exclusive. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(ai)Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expense, regardless of whether the Merger is consummated.
(aj)Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format or through other electronic means shall be sufficient to bind the parties to the terms and conditions of this Agreement.
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IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

    GREATER HEIGHTS LLC
By:    /s/ Robert Glaser
Name: Robert Glaser
Title: Manager
    REALNETWORKS, INC.
By:        /s/ Michael Parham
Name: Michael Parham
Title: Senior Vice President, General Counsel and Secretary
1

    IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

    SHAREHOLDERS
/s/ Robert Glaser
Robert Glaser
/s/ Chris Jones
Chris Jones
/s/ Dawn G. Lepore
Dawn G. Lepore
/s/ Michael B. Slade
Michael B. Slade
/s/ Tim Wan
Tim Wan
GLASER PROGRESS FOUNDATION

By:         /s/ Robert Glaser
Name: Robert Glaser
Title: Trustee
2

EXHIBIT A

Shareholder	Covered Shares
Robert Glaser	18,191,023
Chris Jones	122,318
Dawn G. Lepore	226,666
Michael B. Slade	189,801
Tim Wan	85,537
Glaser Progress Foundation	459,101

A-1